        -  -

GEOGLOBAL RESOURCES INC.

SUBSCRIPTION AGREEMENT
FOR CANADIAN AND OFFSHORE PURCHASERS

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY
RESIDENTS OF THE PROVINCES OF BRITISH COLUMBIA, ALBERTA AND ONTARIO
AND JURISDICTIONS OUTSIDE OF NORTH AMERICA
IN EACH CASE PURSUANT TO AVAILABLE EXEMPTIONS
UNDER APPLICABLE SECURITIES LEGISLATION

INSTRUCTIONS

All Subscribers:

1.           Complete and sign the Execution Pages of the Subscription Agreement.

2.           Complete and sign Schedule “B” attached to the Subscription Agreement.

Canadian Subscribers Only:

Also complete and sign Schedule “C” attached to the Subscription Agreement, if applicable, and, if the Subscriber is, or the Subscriber’s disclosed principal is, an “accredited investor”, Appendix A attached thereto (this schedule does not have to be completed and signed by subscribers purchasing for at least $150,000).

Offshore Subscribers Only:

Also complete and sign Schedule “D” attached to the Subscription Agreement.

__________________________________________

Unless other arrangements acceptable to Primary Capital Inc. have made, a completed and originally executed copy of this Subscription Agreement must be delivered, by no later than 10:00 a.m. (Toronto time) on June 14, 2007, to Primary Capital Inc., Attention: Barry Gordon, 130 King Street West, Suite 2110, Toronto, Ontario  M5X 1B1, Facsimile:  (416) 214-5954.

Unless other arrangements acceptable to Primary Capital Inc. have been made, a certified cheque, bank draft, money order or wire transfer (in accordance with the wire transfer instructions in Schedule “E” attached to the Subscription Agreement) made payable to “Cassels Brock & Blackwell LLP in Trust” must be delivered, by no later than 10:00 a.m. (Toronto time) on June 14, 2007, to Cassels Brock & Blackwell LLP (counsel to Primary Capital Inc.), Attention:  Jennifer Traub, 40 King Street West, Suite 2100, Toronto, Ontario  M5H 3C2 (Telephone:  (416) 860-6526; Fax:  (416) 640-3196).

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SUBSCRIPTION AGREEMENT

TO:	Purchasers of Units of GeoGlobal Resources Inc.

Dear Sirs:

Re:           Sale of Units

This Subscription Agreement is to confirm your agreement to purchase from GeoGlobal Resources Inc. (the “Corporation”), subject to the terms and conditions set forth herein, that number of units (the “Units”) of the Corporation set out above your name on the execution page hereof at a price of U.S.$5.00 per Unit (the “Purchase Price”).  Each Unit will consist of one Common Share (as defined herein) (a “Unit Share”) and one-half of one common share purchase warrant of the Corporation (each whole common share purchase warrant, a “Warrant”).

Each Warrant shall entitle the holder to subscribe for one Common Share (each, a “Warrant Share”) at an exercise price of U.S.$7.50 at any time (such period, the “Warrant Term”) prior to 5:00 p.m. (Toronto time) on the date that is 24 months following the Closing Date (as defined below), provided that if the trading price of the Common Shares on the American Stock Exchange (or on any other exchange on which the Common Shares are listed) is U.S.$12.00 or more for 20 consecutive trading days, the Registration Statement (as defined herein) has been declared effective by the United States Securities and Exchange Commission (the “SEC”) and the hold periods imposed upon the Underlying Securities (as defined herein) pursuant to applicable Canadian Securities Laws (as defined herein) have expired, the Warrant Term shall be automatically reduced and shall end on the date that is 30 days from the date of the initial issuance of a news release by the Corporation announcing the change to the Warrant Term.

For each Unit that you purchase pursuant to this Subscription Agreement, you will also receive one non-transferable right (a “Right” and all such Rights, together with all of the Units that you purchase, the “Purchased Securities”) entitling you to receive 0.10 of one Unit (each such whole Unit, a “Rights Unit”), for nominal consideration, in the event that a Registration Statement is not filed with the SEC prior to 5:00 p.m. (Toronto time) on the date that is 60 days following the Closing Date.

The Purchased Securities form part of a larger sale of up to an aggregate of 5,000,000 Units (and associated Rights) (collectively, the “Offered Securities”).  A term sheet with respect to the offering of the Offered Securities is attached hereto as Schedule “A”.  It is understood that less than all the Offered Securities may be sold and the offering of the Offered Securities is not subject to the sale of any minimum amount of Offered Securities.

The proceeds of the Offered Securities will be immediately available to the Corporation upon Closing (as defined herein).

1.	Definitions

In this Subscription Agreement, unless the context otherwise requires:

(a)	“Agency Agreement” means the agency agreement to be dated on or about the Closing Date to be entered into between the Agents and the Corporation in respect of the Offering;

(b)           “Agents” means Primary Capital Inc. and Jones, Gable & Company Limited;

(c)	“Agreement” or “Subscription Agreement” means this subscription agreement as the same may be amended, supplemented or restated from time to time;

(d)	“Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Toronto, Ontario;

(e)           “Closing” means the closing of the purchase and sale of the Offered Securities;

(f)	“Closing Date” means June 15, 2007 or such other date as the Corporation and the Agents may agree upon;

(g)	“Closing Time” means 10:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Corporation and the Agents may agree upon;

(h)	“Common Shares” means the common shares of the Corporation as constituted on the date hereof;

(i)           “Compensation Options” has the meaning ascribed thereto in section 10;

(j)	“Corporation” means GeoGlobal Resources Inc., a corporation incorporated under the laws of the state of Delaware, and includes any successor corporation thereto;

(k)
“Information” means all information made publicly available by the Corporation or that the Corporation causes to become publicly available regarding the Corporation, and includes but is not limited to, all press releases, material change reports and financial statements of the Corporation;

(l)	“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators;

(m)	“Offered Securities” has the meaning ascribed thereto on the first page of this Agreement;

(n)	“Offering” means the offering of the Offered Securities pursuant to this Agreement and the Agency Agreement;

(o)	“Offering Jurisdictions” means the provinces of British Columbia, Alberta and Ontario, and jurisdictions outside of North America;

(p)
“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(q)	“Primary Capital” means Primary Capital Inc.;

(r)           “Purchase Price” has the meaning ascribed thereto on the first page of this Agreement;

(s)	“Purchased Securities” has the meaning ascribed thereto on the first page of this Agreement;

(t)
“Registration Statement” means a registration statement with respect to the resale of (i) the Unit Shares; (ii) the Warrant Shares; and (iii) the Common Shares issuable upon exercise of the Compensation Options;

(u)           “Regulation S” means Regulation S adopted by the SEC under the Securities Act;

(v)           “Right” has the meaning ascribed thereto on the first page of this Agreement;

(w)           “Rights Unit” has the meaning ascribed thereto on the first page of this Agreement;

(x)           “SEC” has the meaning ascribed thereto on the first page of this Agreement;

(y)           “Securities Act” means the United States Securities Act of 1933, as amended;

(z)
“Securities Laws” means the securities legislation and regulations of, and the instruments, rules and regulations, rules, orders, codes, notices and interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions collectively;

(aa)           “Stock Exchange” means the American Stock Exchange;

(bb)
“Subscriber” means the Person, which may include the Agents, if applicable, purchasing the Purchased Securities and whose name appears on the first execution page hereof and who has signed this Subscription Agreement or, if the Person whose name appears on the first execution page hereof has signed this Subscription Agreement as agent for, or on behalf of, a beneficial purchaser and is not a trust company, trust corporation or portfolio manager deemed to be purchasing the Purchased Securities as principal under NI 45-106, the Person who is the beneficial purchaser of the Purchased Securities as disclosed on the execution pages hereof;

(cc)	“Underlying Securities” means the Unit Shares and the Warrants comprising the Offered Securities;

(dd)           “Unit” has the meaning ascribed thereto on the first page of this Agreement;

(ee)           “Unit Share” has the meaning ascribed thereto on the first page of this Agreement;

(ff)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(gg)           “U.S. dollars” or “U.S.$” means lawful money of the United States of America;

(hh)           “U.S. Person” means a U.S. person as that term is defined in Regulation S;

(ii)           “Warrant” has the meaning ascribed thereto on the first page of this Agreement;

(jj)	“Warrant Share” has the meaning ascribed thereto on the first page of this Agreement; and

(kk)           “Warrant Term” has the meaning ascribed thereto on the first page of this Agreement.

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2.	Conditions of Purchase

In connection with your purchase of the Purchased Securities, the following documents are attached hereto which you are requested to complete and sign as indicated and return together with an executed copy of this Agreement and payment of the Purchase Price for the Purchased Securities in accordance with this section 2 as soon as possible and in any event no later than 10:00 a.m. (Toronto time) on June 14, 2007:

(a)	Schedule “B”, with respect to registration and delivery instructions; and

(b)	if you are, or if applicable, the beneficial purchaser for whom you are contracting hereunder is, a resident of, or otherwise subject to the Securities Laws of

(i)	a province or territory of Canada, Schedule “C”, being, among other things, your Canadian “accredited investor” certification, as applicable; or

(ii)	a jurisdiction outside of North America, Schedule “D”, being your “offshore investor” certification.

The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the following conditions:

(a)
you execute and return all documents required by the Securities Laws of the Offering Jurisdictions and the rules and regulations of the Stock Exchange for delivery on your behalf, including the forms set out in Schedules “B” to “D” attached hereto, as applicable, to:

Primary Capital Inc.
130 King Street West, Suite 2110
Toronto, Ontario  M5X 1B1

Attention:                     Barry Gordon
Facsimile:                     (416) 214-5954

(b)
unless other arrangements have been made with the Agents, you make payment of the Purchase Price for the Purchased Securities by certified cheque, bank draft, money order or wire transfer (in accordance with the wire transfer instructions contained in Schedule “E” hereto) in United States dollars payable to “Cassels Brock & Blackwell LLP in Trust”;

(c)
the representations and warranties made by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder (including representations and warranties made in any schedule attached hereto, as applicable), herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(d)
all covenants, agreements and conditions contained in this Agreement to be performed by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder, on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(e)	all necessary regulatory approvals and other closing conditions shall have been obtained or satisfied (or waived, if applicable) prior to the Closing Date.

By returning this Subscription Agreement you consent and, if applicable, any beneficial purchaser for whom you are contracting hereunder consents, to the filing by the Corporation of all documents and personal information concerning the Subscriber provided in this Subscription Agreement required by the Securities Laws of the Offering Jurisdictions and the rules and requirements of the Stock Exchange.

If you are not subscribing for the Purchased Securities for your own account and you are not a trust company, trust corporation or portfolio manager deemed to be purchasing as principal under NI 45-106, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser and such beneficial purchaser is disclosed on the second execution page hereof) must execute all documents required by the Securities Laws of the Offering Jurisdictions and the rules and regulations of the Stock Exchange with respect to the Purchased Securities being acquired by each such beneficial purchaser as principal.  If you are signing this Subscription Agreement as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any beneficial purchaser for whom you are contracting hereunder, to comply with all Securities Laws of the Offering Jurisdictions and with the rules and regulations of the Stock Exchange concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.

3.	Authorization of Primary Capital

The Subscriber irrevocably authorizes Primary Capital, in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints Primary Capital, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(i)
to receive certificates representing the Underlying Securities, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Purchased Securities and to exercise any rights of termination contained in the Agency Agreement;

(ii)
to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement, the Agency Agreement or any ancillary or related document;

(iii)	to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as Primary Capital in its sole discretion may determine; and

(iv)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

4.	The Closing

Delivery and payment for the Purchased Securities will be completed at the Closing Time on the Closing Date at the offices of Cassels Brock & Blackwell LLP at 40 King Street West, Suite 2100, Toronto, Ontario M5H 3C2, or at such other location and/or such other time as Primary Capital and the Corporation may agree upon.  If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of Primary Capital, or waived by Primary Capital, the Agents shall deliver to the Corporation all completed Subscription Agreements and shall cause Cassels Brock & Blackwell LLP to make payment of the aggregate Purchase Price for all of the Offered Securities sold pursuant to the Agency Agreement against delivery by the Corporation of certificates representing the Underlying Securities comprising the Offered Securities sold pursuant to the Agency Agreement, and such other documentation as may be required pursuant to the Subscription Agreement and the Agency Agreement.

Certificates representing the Underlying Securities will be available for delivery to the Subscriber following the Closing.  For greater certainty, certificates evidencing the Shares and Warrants will be issued and delivered and no separate certificate representing Units will be issued by the Corporation.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation of certificates representing the Underlying Securities) and the Agency Agreement have not been complied with to the satisfaction of Primary Capital, or waived by Primary Capital, the Agents, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

5.	Conditions of Closing

The following are certain of the conditions precedent to the Closing and to the purchase of the Offered Securities by the Subscribers, which conditions the Corporation hereby covenants and agrees to use its commercially reasonable efforts to fulfill within the time set out herein, and which conditions may be waived in writing in whole or in part by Primary Capital:

(a)
the Corporation shall have received all necessary approvals and consents, including all necessary regulatory approvals and consents (including those of the Stock Exchange) required for the completion of the transaction contemplated by this Subscription Agreement, and the Stock Exchange shall have approved the listing thereon of the Unit Shares and Warrant Shares upon issuance (including those issuable in connection with the Rights Units) and the Common Shares underlying the Compensation Options, subject to the fulfillment of normal conditions;

(b)
the representations and warranties of the Corporation contained herein and in the Agency Agreement shall be true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated hereby;

(c)
the Corporation shall have complied with all covenants, and satisfied all terms and conditions contained herein and in the Agency Agreement to be complied with and satisfied by the Corporation at or prior to the Closing;

(d)	the Agents shall not have previously terminated their obligations pursuant to the terms of the Agency Agreement; and

(e)	the Subscriber shall have completed this Subscription Agreement in full and shall have paid the Purchase Price for the Purchased Securities in the manner contemplated in this Subscription Agreement.

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6.           Representations, Warranties and Acknowledgements of the Subscriber

The sale of the Purchased Securities by the Corporation to you is conditional upon such sale being exempt from the requirements as to the filing of a prospectus and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum or similar document.

You acknowledge and agree that:

(a)
You, or others for whom you are contracting hereunder, have been independently advised as to or are aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Underlying Securities and the Warrant Shares imposed by the Securities Laws of the jurisdiction in which you reside or to which you or the Underlying Securities and Warrant Shares are subject and by the rules and regulations of the Stock Exchange, that a suitable legend or legends will be placed on the certificates representing the Underlying Securities and the Warrant Shares (to the extent that such Warrant Shares are issued prior to the expiry of the applicable hold period) to reflect the applicable restricted period and statutory hold period to which such securities are subject and you are hereby advised that during such period, because the Underlying Securities and Warrant Shares bear restrictive legends, the Unit Shares and Warrant Shares cannot be traded through the facilities of the Stock Exchange as such securities are not freely transferable and consequently delivery of the certificate representing such securities will not constitute “good delivery” in settlement of transactions on the Stock Exchange and that the Stock Exchange will deem you to be responsible for any loss incurred on a sale made by you in such securities; you, or others for whom you are contracting hereunder, are aware that the Warrants will not be listed for trading on the Stock Exchange at any time;

(b)
You, or others for whom you are contracting hereunder, are solely responsible and the Corporation and the Agents are not in any way responsible for compliance by you or any beneficial purchaser for whom you are contracting hereunder with all applicable hold periods and resale restrictions to which the Underlying Securities and the Warrant Shares are subject;

(c)
You, or others for whom you are contracting hereunder, have not received or been provided with a prospectus, offering memorandum (within the meaning of the Securities Laws of the Offering Jurisdictions) or similar document and that your decision, or the decision of others for whom you are contracting hereunder, to enter into this Subscription Agreement and to purchase the Purchased Securities from the Corporation has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agents and that your decision, or the decision of others for whom you are contracting hereunder, is based entirely upon this Subscription Agreement and the term sheet attached as Schedule “A” hereto and information about the Corporation which is publicly available (any such information having been independently obtained by you) and you and any others for whom you are contracting hereunder further acknowledge that the sale of the Purchased Securities was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, radio, television or telecommunications, including electronic display and the Internet;

(d)
The Agents and/or their directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Corporation or as to whether all information concerning the Corporation that is required to be disclosed or filed by the Corporation under the Securities Laws of the United States, British Columbia, Alberta, Ontario and Quebec has been so disclosed or filed.  The Subscriber acknowledges and agrees that neither the Agents nor their representatives have conducted an investigation or due diligence review with respect to the Corporation or its publicly filed documentation;

(e)	As a consequence of the sale being exempt from the prospectus requirements of the Securities Laws of the Offering Jurisdictions:

(i)
certain protections, rights and remedies provided by the Securities Laws of the Offering Jurisdictions, including statutory rights of rescission or damages, will not be available to you, or others for whom you are contracting hereunder;

(ii)	you, or others for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws of the Offering Jurisdictions; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws of the Offering Jurisdictions; and

(f)	No Person has made any written or oral representation:

(i)	that any Person will resell or repurchase the Underlying Securities or the Warrant Shares;

(ii)	that any Person will refund the Purchase Price or exercise price of the Warrants; or

(iii)	as to the future price or value of the Underlying Securities or the Warrant Shares.

This subscription may be accepted in whole or in part and the right is reserved to the Corporation to allot to any Subscriber less than the amount of Offered Securities subscribed for hereunder.  Confirmation of acceptance or rejection of this Subscription Agreement will be forwarded to you promptly after the acceptance or rejection of this Subscription Agreement by the Corporation.  If this Subscription Agreement is rejected in whole, you understand that any certified cheques, bank drafts or wire transfers delivered by you to the Agents representing the Purchase Price for the Purchased Securities will be promptly returned to you without interest.  If this Subscription Agreement is accepted only in part, you understand that a cheque representing the portion of the Purchase Price for that number of Offered Securities which is not accepted by the Corporation will be promptly delivered to you, without interest.

By your acceptance of this Subscription Agreement, you, and, if applicable, any others for whom you are contracting hereunder represent and warrant to the Agents and to the Corporation (which representations and warranties shall be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Date and shall survive the Closing) that:

B.	General:

(a)
You are and any beneficial purchaser for whom you are contracting hereunder is resident, or if not an individual, has the head office, in the jurisdiction set out under the heading “residential address, including postal code” above your signature or under the heading “residential address and telephone number of beneficial purchaser” below your signature, as applicable, set forth on the execution pages of this Subscription Agreement which address is your residence or place of business, or the residence or place of business of any beneficial purchaser for whom you are contracting hereunder, as applicable, and such address was not obtained or used solely for the purpose of acquiring the Purchased Securities.

(b)
If you are an individual, you have attained the age of majority in the jurisdiction in which you are resident and have the legal capacity and competence to enter into and be bound by this Subscription Agreement and to perform the covenants and obligations herein.

(c)
If you are not an individual (i) you have the legal capacity to authorize, execute and deliver this Subscription Agreement, and (ii) the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement.

(d)
You are, and any beneficial purchaser for whom you are contracting hereunder is, at arm’s-length, within the meaning of the Securities Laws of the Offering Jurisdictions and the rules and regulations of the Stock Exchange, with the Corporation.

(e)
If you are, and, if applicable, any beneficial purchaser for whom you are contracting hereunder is, a resident of a province or territory of Canada and cannot otherwise satisfy any of the requirements set forth in this Section 4, you are, or, if applicable, any beneficial purchaser for whom you are contracting hereunder is, acquiring the Purchased Securities pursuant to and in compliance with an exemption from the prospectus requirements of the Securities Laws of the jurisdiction of residence and will provide the Corporation and the Agents, on request, whether before or after the Closing Date, with evidence of such compliance.

(f)
If you are, or, if applicable, any beneficial purchaser for whom you are contracting hereunder is, a resident of a jurisdiction other than a jurisdiction in Canada, you, and, if applicable, any beneficial purchaser for whom you are contracting hereunder (i) have knowledge of or have been independently advised as to and will comply with the requirements of all the Securities Laws of the jurisdiction of your residence or the residence of any beneficial purchaser for whom you are contracting hereunder, as the case may be, (ii) confirm that the requirements of the Securities Laws in the jurisdiction of your residence or the residence of any beneficial purchaser for whom you are contracting hereunder, as the case may be, does not (A) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind or nature whatsoever, (B) require the Corporation to prepare and file a prospectus or similar document or to register the Common Shares or (C) impose any registration or other requirements on the Agents, (iii) will provide such evidence of compliance with all such matters as the Corporation or the Agents may request, and (iv) has completed Schedule “D”.

(g)
You are, and, if applicable, any beneficial purchaser for whom you are contracting hereunder is capable of assessing the proposed investment in the Purchased Securities as a result of financial or investment experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof and you are or, if applicable, any beneficial purchaser for whom you are contracting hereunder is, as the case may be, able to bear the economic loss of the investment in the Purchased Securities.

(h)
(i)	You are not a U.S. Person and you are not acquiring the Purchased Securities directly or indirectly, for the account of or on behalf of any U.S. Person or Person in the United States;

(ii)	the Purchased Securities were not offered to you in the United States;

(iii)
at the time the buy order for the Purchased Securities was originated, you were, and, if applicable, any beneficial purchaser for whom you are contracting hereunder was, outside the United States and this Subscription Agreement was not executed or delivered in the United States;

(iv)
you agree to resell the Purchased Securities only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and

(v)	you agree not to engage in hedging transactions with regard to the Purchased Securities unless in compliance with the Securities Act.

(i)	The Purchased Securities to be issued hereunder are not being purchased with knowledge of any material fact about the Corporation that has not been generally disclosed.

(j)
You acknowledge and, if applicable, any beneficial purchaser for whom you are contracting hereunder acknowledges, that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Underlying Securities nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Subject Shares or the Warrants.

(k)
This Subscription Agreement has been duly executed and delivered and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against you and, if you are signing this Subscription Agreement on behalf of a beneficial purchaser, also against such beneficial purchaser, in each case in accordance with the terms hereof.

(l)
If you are contracting hereunder as trustee or agent (including, for greater certainty, as portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Subscription Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that either or both the Corporation and the Agents may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder.

(m)
The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein by you will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder.

(n)
The funds representing the aggregate Purchase Price in respect of the Purchased Securities which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) and you acknowledge that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of your knowledge (a) none of the subscription funds provided by the Subscriber (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you and, (b) you will promptly notify the Corporation if you discover that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

(o)
You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Corporation and the Agents are collecting your personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, that of each beneficial purchaser for whom you are contracting hereunder, for the purpose of completing this Subscription Agreement.  You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the Corporation and the Agents retaining such personal information for as long as permitted or required by law or business practices.  You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, further acknowledge and consent to the fact that the Corporation or the Agents may be required by the Securities Laws of the Offering Jurisdictions, the rules and rules and regulations of any stock exchange or the rules of the Investment Dealers Association of Canada to provide regulatory authorities with any personal information provided under this Subscription Agreement.  You represent and warrant, as applicable, that you have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom you are contracting hereunder.  In addition to the foregoing, you agree and acknowledge that the Corporation or the Agents, as the case may be, may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)
for internal use with respect to managing the relationships between and contractual obligations of the Corporation, the Agents and you or any beneficial purchaser for whom you are contracting hereunder;

(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)	for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv)
for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(iv)	for disclosure to professional advisers of the Corporation or the Agents in connection with the performance of their professional services;

(v)	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vi)	for disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(vii)	for use and disclosure as otherwise required or permitted by law.

(p)
You authorize the indirect collection of personal information (as defined in the Securities Laws of the Province of Ontario) by the Ontario Securities Commission and confirm that you have been notified by the Corporation:

(i)	that the Corporation will be delivering such personal information to the Ontario Securities Commission;

(ii)	that such personal information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in the Securities Laws of the Province of Ontario;

(iii)	that such personal information is being collected for the purpose of the administration and enforcement of the Securities Laws of the Province of Ontario; and

(iv)
that the title, business address and business telephone number of the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario  M5H 2S8
Telephone:                      (416) 593-8086

C.
Canadian Purchasers:  If you are resident in, or are otherwise subject to the Securities Laws of, any province or territory in Canada, then one or more of the following paragraphs 4B(a) or 4B(b) hereof applies to you:

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        -  -

(a)	Accredited Investors (applicable to all Canadian Purchasers):

(i)	you are purchasing the Purchased Securities either:

A.
as principal and not for the benefit of any other Person, or you are deemed under NI 45-106 to be purchasing the Purchased Securities as principal and you are an “accredited investor” within the meaning of NI 45-106; or

B.
as agent for a beneficial purchaser disclosed on the execution pages of this Subscription Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, or is deemed under NI 45-106 to be purchasing the Purchased Securities as principal and such disclosed beneficial purchaser is an “accredited investor” within the meaning of NI 45-106;

(ii)
if you are, or the beneficial purchaser for whom you are contracting hereunder is, as the case may be, a Person, other than an individual or investment fund, that has net assets of at least $5,000,000, you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

(iii)	you have concurrently executed and delivered a certificate in the form attached as Schedule “C” hereto.

(b)	Minimum Amount Investment (applicable to all Canadian Purchasers):

(i)	you are purchasing the Purchased Securities either:

A.	as principal and not for the benefit of any other Person, and your aggregate acquisition cost, payable by you in cash at the Closing, for the Purchased Securities is not less than $150,000; or

B.
as agent for a beneficial purchaser disclosed on the second execution page of this Subscription Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, and the aggregate acquisition cost of such disclosed beneficial purchaser, payable by such disclosed beneficial purchaser in cash at the Closing, for the Purchased Securities is not less than $150,000; and

(iii)
you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities in reliance on this exemption from the prospectus requirement.

7.           Legends

(a)
You acknowledge that upon the issuance of the Underlying Securities and the Warrant Shares (to the extent that such Warrant Shares are issued prior to the expiry of the applicable hold period), the certificates representing the Underlying Securities and the Warrant Shares will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

(b)
You acknowledge that until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Unit Shares and Warrant Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT OR (D) WITHIN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”;

provided, that, subject to Rule 905 of Regulations under the Securities Act if any such securities are being sold or otherwise transferred under paragraphs (C) or (D) in the above legend, the legend may be removed at such time that the Unit Shares and Warrant Shares are no longer deemed to be “restricted securities” as defined in Rule 144 under the Securities Act, by delivery to the Corporation’s registrar and transfer agent and to the Corporation and its legal counsel of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the Securities Act or state securities laws.

(c)
You acknowledge that until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall also bear the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) OUTSIDE THE AN EFFECTIVE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT”.

(d)
You agree that each Person exercising a Warrant shall be required to give written confirmation that it is not a U.S. Person and the Warrant is not being exercised on behalf of a U.S. Person or a written opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from registration thereunder.

8.           Representations and Warranties of the Corporation

The Corporation hereby agrees with the Subscriber that the representations and warranties made by the Corporation to the Agents in the Agency Agreement shall be true and correct in all material respects as of the Closing Date (save and except as waived by the Agents).  The Subscriber shall be entitled to rely on the representations and warranties made by the Corporation to the Agents in the Agency Agreement to the extent that they have not been varied, amended, altered or waived, in whole or in part, by the Agents and shall survive the closing of the Offering and shall continue in full force and effect for the benefit of the Subscriber in accordance with the terms of the Agency Agreement.  The representations and warranties made by the Corporation to the Agents in the Agency Agreement are hereby incorporated by reference such that they form an integral part of this Agreement.

The Corporation hereby agrees to refuse to register any transfer of the Purchased Securities not made in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

9.           Covenants of the Corporation

The Corporation hereby covenants and agrees with the Subscriber as follows:

(a)
Securities Filings:  Forthwith after the Closing, the Corporation shall file such forms and documents as may be required under the Securities Laws of the Offering Jurisdictions relating to the Offering which, without limiting the generality of the foregoing, shall include a Form 45-106F1 as prescribed by NI 45-106.

(b)	Performance of Acts: The Corporation shall perform and carry out all of the acts and things to be completed by it as provided in this Subscription Agreement.

(c)
Use of Proceeds Amount:  The Corporation shall use the proceeds from the Offering for the exploration and development of the newly acquired NELP-VI exploration blocks and all other exploration blocks acquired hereafter, and for general corporate purposes.

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        -  -

10.           Commission

(a)
Commission:  You, if you are the Subscriber, or if you are not the Subscriber then on behalf of the Subscriber, acknowledge that in connection with the Offering the Agents will receive from the Corporation on Closing an aggregate cash fee equal to 6% of the aggregate Purchase Price.  The Corporation will also grant to the Agents non-transferable compensation options (the “Compensation Options”) entitling the Agents to purchase Common Shares equal in number to 6% of the aggregate number of Units issued and sold under the Offering.  Each Compensation Option shall be exercisable by the Agents for one Common Share at a price of U.S.$5.00 until 5:00 p.m. (Toronto time) on the date that is 24 months following the Closing Date.  The Agents shall also receive one Right for each Compensation Option granted to the Agents.  No other fee or commission is payable by the Corporation in connection with the Offering.  The Corporation will, however, pay certain fees and expenses of the Agents in connection with the Offering, as set out in the Agency Agreement.

(b)
Acknowledgement:  You, if you are the Subscriber, or if you are not the Subscriber then on behalf of the Subscriber, acknowledge that the Agents have been appointed by the Corporation to act as agents of the Corporation to offer the Offered Securities on a private placement basis and acknowledge that the Agents assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information regarding the Corporation which is publicly available, that the Agents have not engaged in or conducted an independent investigation with respect to the Corporation and that the Agents and their representatives are not liable for any information given or statement made to the Subscriber by the Corporation in connection with the Corporation or the transaction contemplated by this Subscription Agreement and the Subscriber hereby releases the Agents and their representatives and agents thereof from any claim that may arise in respect of this Subscription Agreement or the transaction contemplated hereby.

11.           General

(a)
Headings:  The division of this Subscription Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The terms “this Subscription Agreement,” “hereof,” “hereunder”, “herein” and similar expressions refer to this Subscription Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto.  Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Subscription Agreement.

(b)	Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)
Severability:  If one or more of the provisions contained in this Subscription Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby.  Each of the provisions of this Subscription Agreement is hereby declared to be separate and distinct.

(d)	Notices:

(i)
All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. (Toronto time) and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Corporation shall be addressed to:

GeoGlobal Resources Inc.
605 – 1st Street S.W., Suite 310
Calgary, Alberta  T2P 3S9

Attention:                     Allan J. Kent
Facsimile:                                (403) 777-9199

with a copy to:

William S. Clarke, P.A.
65 South Main Street, Suite A-202
Pennington, NJ  08534

Attention:                     William S. Clarke, Esq.
Facsimile:                                (609) 737-3223

Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution pages hereof, with a copy to Primary Capital at:

Primary Capital Inc.
130 King Street West, Suite 2110
Toronto, Ontario  M5X 1B1

Attention:                     Barry Gordon
Facsimile:                     (416) 214-5954

with a copy to:

Cassels Brock & Blackwell LLP
40 King Street West, Suite 2100
Toronto, Ontario  M5H 3C2

Attention:                      Jay Goldman
Facsimile:                      (604) 644-9337

(ii)
Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(iii)	Either the Corporation or the Subscriber may change its aforesaid address for service by notice in writing to the other party hereto specifying its new address for service hereunder.

(e)
Further Assurances:  Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Subscription Agreement.  The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(f)
Successors and Assigns:  Except as otherwise provided, this Subscription Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(g)
Entire Agreement:  The terms of this Subscription Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Subscription Agreement.

(h)	Time of Essence: Time is of the essence of this Subscription Agreement.

(i)	Amendments: The provisions of this Subscription Agreement may only be amended with the written consent of all of the parties hereto.

(j)
Survival:  Notwithstanding any other provision of this Subscription Agreement, the representations, warranties, covenants and indemnities of or by the Corporation contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Subscription Agreement.

(k)
Governing Law:  Except for matters arising under Canadian Securities Laws, this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States of America applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the State of Delaware.

(l)	Costs: All costs and expenses incurred by you (including any fees and disbursements of any counsel retained by you) relating to the purchase by you of the Purchased Securities shall be borne by you.

(m)	Assignment: This Subscription Agreement is not transferable or assignable, in whole or in part, by you or, if applicable, by others on whose behalf you are contracting hereunder.

(n)
Counterparts:  This Subscription Agreement may be executed in one or more counterparts which when taken together shall constitute one and the same agreement.  Delivery of counterparts may be effected by facsimile transmission thereof.

(o)
Facsimile Copies:  The Corporation and the Agents shall be entitled to rely on a facsimile copy of an executed subscription agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof.

If the foregoing is in accordance with your understanding, please sign and return this Subscription Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.  You hereby authorize the Agents to deliver a copy of this Subscription Agreement on your behalf to the Corporation.

Legal*2743064.3

EXECUTION PAGES

TO:                      GEOGLOBAL RESOURCES INC.
AND TO:                      PRIMARY CAPITAL INC.
AND TO:	JONES, GABLE & COMPANY LIMITED

The undersigned hereby accepts the foregoing and agrees to be bound by the terms set forth herein and, without limitation, agrees that you may rely upon the covenants, representations and warranties of the undersigned contained herein.

DATED as of this                                           day of __________________, 2007.

Number of Offered Securities to be purchased at U.S.$5.00 each:
Aggregate Purchase Price:	U.S.$
Name (full legal name of Subscriber) and Residential Address of Subscriber:

(residential address, including postal code)

(telephone number)

(facsimile number)
By:
(signature)

(please print name)

(official capacity)

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        - EX -

If you are signing this Subscription Agreement as agent for a beneficial purchaser and are not a trust company, trust corporation or portfolio manager deemed to be purchasing as principal under NI 45-106, please provide the following information for each beneficial purchaser:

(name of beneficial purchaser)

(residential address and telephone number of beneficial purchaser)

(social insurance number or federal corporate/business account number)

The above-mentioned subscription is hereby accepted by GeoGlobal Resources Inc.

DATED as of this                                           day of __________________, 2007.

GEOGLOBAL RESOURCES INC. By: ______________________________________ Authorized Signing Officer

Legal*2743064.3

Legal*2743064.3

SCHEDULE “A”

GEOGLOBAL RESOURCES INC.
TERM SHEET

BEST EFFORTS PRIVATE PLACEMENT OF UNITS
UP TO U.S.$25,000,000

Issuer:	GeoGlobal Resources Inc. (the “Corporation”).
Offering:
Up to 5,000,000 units (“Units”).  Each Unit will be comprised of one common share of the Corporation (each, a “Unit Share”) and one-half of one common share purchase warrant (each whole such common share purchase warrant, a “Warrant”).  Each Warrant will entitle the holder to acquire one additional common share (each, a “Warrant Share”) at an exercise price of U.S.$7.50 at any time (such period, the “Warrant Term”) prior to 5:00 p.m. (Toronto time) on the date that is 24 months following the Closing Date (as defined below); provided that if the trading price of the common shares on the American Stock Exchange or on any other exchange that the common shares are listed is at U.S.$12.00 or more for 20 consecutive trading days, if the registration statement referred to herein under the caption U.S. Registration Statement has been declared effective and the hold periods imposed upon the Unit Shares and the Warrants pursuant to applicable Canadian securities laws have expired, then the Warrant Term shall be automatically reduced to 30 days from the date of initial issuance of a news release by the Corporation announcing the change to the Warrant Term.  The Warrants shall be issued pursuant to a warrant indenture or certificate which shall contain customary anti-dilution provisions.  Subscribers for Units will also be issued one non-transferable right (a “Right”) for each Unit purchased, each Right entitling the holder thereof, subject to certain conditions, to be issued 0.10 of a Unit (each whole such Unit, a “Rights Unit”) for nominal consideration in the event that the filing of a Registration Statement (as defined below) (the “Liquidity Event”) with the United States Securities and Exchange Commission (the “SEC”) has not occurred prior to 5:00 p.m. (Toronto time) on the date that is 60 days following the Closing Date (the “Liquidity Event Deadline”).

Offering Price:	U.S.$5.00 per Unit (the “Offering Price”).
Offering Size:	Up to U.S.$25,000,000.
Agents:	Primary Capital Inc. Jones, Gable & Company Limited
U.S. Registration Statement:
The Corporation will, as promptly as practicable after the Closing Date, file with and will thereafter use its best efforts to have declared effective by the SEC a registration statement (the “Registration Statement”) with respect to the resale of (i) the Common Shares comprising, in part, the Units; (ii) the Common Shares issuable upon exercise of the Compensation Options; and (iii) the Common Shares issuable upon exercise of the Warrants which comprise, in part, the Units, and the subscribers and the Agents shall agree to provide to the Corporation such information as it may reasonably request in connection therewith.  In the event that the Liquidity Event has not occurred by the Liquidity Event Deadline, Rights Units shall be issued pursuant to and in accordance with the terms of the Rights and the Registration Statement will also cover the resale of the Common Shares comprising in part the Rights Units, the Common Shares issuable upon exercise of the Warrants which comprise in part, the Rights Units and the additional Common Shares that become issuable in connection with the exercise of the Compensation Options.

Commission:	6% of the gross proceeds from the Offering.
Compensation Options:
The Agents shall receive at the closing of the Offering non-transferable compensation options (the “Compensation Options”) entitling the Agents to purchase Common Shares equal in number to 6% of the aggregate number of Units issued and sold under the Offering at a price of U.S.$5.00 per Common Share, subject to customary anti-dilution provisions.  The Compensation Options are to be exercisable at any time prior to 5:00 p.m. (Toronto time) on the date that is 24 months following the Closing Date.  The holders of the Compensation Options will also receive one Right for each Compensation Option issued.

Offering Procedure:
The selling jurisdictions (the “Selling Jurisdictions”) for the Offering will be the provinces of Alberta, British Columbia and Ontario, and such other provinces as the Agents may specify and the Corporation agrees to prior to the Closing Date.  The Units may also be placed in United States through a U.S. sub-agent pursuant to applicable exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), provided that as a “domestic” issuer under the securities laws of the United States, the Offering shall be conducted in all jurisdictions in the United States in accordance with Regulation D of the Act or other available exemptions from the registration requirements of the Act.  The Units may also be sold in certain foreign jurisdictions, pursuant to applicable securities regulations, subject to the Corporation’s approval.  The Units are to be sold on a “private placement” basis without the preparation or filing of a prospectus, registration statement, offering memorandum or similar disclosure document, provided that the subscribers shall acknowledge in the subscription agreement(s) having available to them an opportunity to review the Corporation’s periodic reports and other filings made with the SEC under the United States Securities Exchange Act of 1934, as amended, and the Act and such other access and information as is required in compliance with Regulation D.  The Agents will only provide potential subscribers with this Term Sheet (or an abridged version) and subscription agreement(s) in respect of the Units.

Hold Period:
It is a condition to closing of the Offering that the Unit Shares, the Warrants, the Warrant Shares and the Rights Units will not be subject to a hold period greater than four months and one day from the Closing Date under Canadian securities laws.  The Unit Shares, the Warrants, the Warrant Shares and the Rights Units will also be subject to a restrictive legend under U.S. securities laws.  The legend may be removed at such time that the Unit Shares and the Warrant Shares are no longer deemed to be “restricted securities” as defined in Rule 144 under the Act.

Use of Proceeds:
The net proceeds from the Offering will be used for the exploration and development of the newly acquired NELP-VI exploration blocks and all other exploration blocks acquired hereafter, and for general corporate purposes.

Closing Date:	The Offering will close on or about June 15, 2007, or such other date as agreed to by the Corporation and the Agents, acting reasonably (the “Closing Date”).

Legal*2743064.3

SCHEDULE “B”

ALL SUBSCRIBERS

REGISTRATION AND DELIVERY INSTRUCTIONS

2.	Delivery: Please deliver the certificates representing the Unit Shares and the Warrants to:

Name

Account reference, if applicable

Contact name

Address, including postal code

Telephone number

3.	Registration: The certificates representing the Unit Shares and the Warrants which is to be delivered at Closing should be registered as follows:

Name

Account reference, if applicable

Address, including postal code

Words and terms herein with the initial letter or letters thereof capitalized and defined in the Subscription Agreement shall have the meanings given to such capitalized words and terms in the Subscription Agreement.

Legal*2743064.3

SCHEDULE “C”

ALL CANADIAN SUBSCRIBERS PURCHASING UNDER
THE “ACCREDITED INVESTOR” EXEMPTION

IF YOUR SUBSCRIPTION PRICE EXCEEDS $150,000 AND SUBSECTION 4B(b) OF THE SUBSCRIPTION AGREEMENT APPLIES TO YOU, YOU ARE NOT REQUIRED TO COMPLETE AND SIGN THIS CERTIFICATE.

TO:                      GEOGLOBAL RESOURCES INC.
AND TO:                      PRIMARY CAPITAL INC.
AND TO:                      JONES, GABLE & COMPANY LIMITED

CERTIFICATE

In connection with the purchase of units (the “Purchased Securities”) of GeoGlobal Resources Inc. (the “Corporation”), the undersigned hereby represents, warrants and certifies that:

1.
the subscriber (the undersigned or, if the undersigned is purchasing the Purchased Securities as agent on behalf of a disclosed beneficial purchaser, such beneficial purchaser being referred to herein as the “Subscriber”) is resident in a province or territory of Canada or is subject to the securities laws of a province or territory of Canada;

2.
the Subscriber is purchasing the Units as principal or is deemed under National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators (“NI 45-106”) to be purchasing the Purchased Securities as principal; and

3.
the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix A to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX A ATTACHED TO THIS CERTIFICATE).

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledge that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Legal*2743064.3

        - C -

Dated at _______________ this ____ day of ____________, 2007.

Print name of Subscriber (or person signing as agent)

By:
Signature

Title

(print name of individual whose signature appears above, if different from name of Subscriber or agent printed above)

Legal*2743064.3

        - C -

APPENDIX A TO SCHEDULE “C”

Accredited Investor - (defined in NI 45-106) means:

(a)	a Canadian financial institution or an authorized foreign bank named in Schedule III of the Bank Act (Canada),
(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
(c)
a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,
(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec,

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,
(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
(n)	an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution,
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii) a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,
(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

(q)	a person acting on behalf of a fully managed account managed by that person, if that person
(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(ii) in Ontario, is purchasing a security that is not a security of an investment fund,
(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as
(i) an accredited investor, or
(ii) an exempt purchaser in British Columbia or Alberta.

NOTE:	The investor must initial or place a check-mark beside the portion of the above definition applicable to the investor.

For the purposes hereof:

(a)	“Canadian financial institution” means
(i)
an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)
“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or
	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(c)	“eligibility adviser” means
(i)
a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and
(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“executive officer” means, for an issuer, an individual who is
	(i)	a chair, vice-chair or president,
	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,
	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or
	(iv)	performing a policy-making function in respect of the issuer;
(e)	“financial assets” means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(f)	“founder” means, in respect of an issuer, a person who,
	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and
	(ii)	at the time of the trade is actively involved in the business of the issuer;
(g)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;
(i)	“person” includes
	(i)	an individual,
	(ii)	a corporation,
	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;
(j)	“related liabilities” means
	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
	(ii)	liabilities that are secured by financial assets.
(k)	“spouse” means, an individual who,
	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(iii)
in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;
Affiliated Entities and Control
1.An issuer is considered to be an affiliate of another issuer if one of them is the subsidiary of the other, or if each of them is controlled by the same person.
2.           A person (first person) is considered to control another person (second person) if

(a)the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(c)the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian Dollars

Legal*2743064.3

SCHEDULE “D”

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
FOR SUBSCRIBERS OUTSIDE OF NORTH AMERICA

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants, covenants and certifies to and with the Corporation and the Agents (and acknowledges that the Corporation and the Agents are relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is contracting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:

(a)	the Subscriber and any purchaser for whom it is contracting hereunder has been advised that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchased Securities,

(ii)	there is no government or other insurance covering the Purchased Securities,

(iii)	there are risks associated with the purchase of the Purchased Securities,

(iv)
there are restrictions on the Subscriber’s ability to resell the Purchased Securities and it is the responsibility of the purchaser to find out what those restrictions are and to comply with them before selling the Purchased Securities, and

(v)
the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (Ontario) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario), including statutory rights of rescission or damages, will not be available to the Subscriber;

(b)	the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:

(i)
a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Purchased Securities as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(ii)
a purchaser that is purchasing Purchased Securities pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

(c)
the purchase of Purchased Securities by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Corporation or the Agents; and

(d)
the Subscriber, and (if applicable) any other purchaser for whom it is contracting hereunder, will not sell or otherwise dispose of any Purchased Securities or any Unit Shares, Warrants or Warrant Shares underlying the Purchased Securities (the “Underlying Securities”), except in accordance with applicable Canadian securities laws and in accordance with the rules and regulations of the American Stock Exchange, and if the Subscriber, or (if applicable) such beneficial purchaser, sells or otherwise disposes of any Purchased Securities or Underlying Securities to a person other than a resident of Canada, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule “D” and shall comply with such other requirements as the Corporation may reasonably require.

Dated at _______________ this ____ day of ____________, 2007.

Print name of Subscriber (or person signing as agent)

By:
Signature

Title

(print name of individual whose signature appears above, if different from name of Subscriber or agent printed above)

Legal*2743064.3

SCHEDULE “E”

WIRE TRANSFER INSTRUCTIONS

The aggregate Purchase Price shall be paid in United States currency by wire transfer to Cassels Brock & Blackwell LLP in Trust as follows:

TD Canada Trust, Adelaide and York Branch
141 Adelaide Street West
Toronto, ON  M5H 3L5
Transit Number:  19922 (0620)
Account Number:  0392-649
Swift Code:  TDOMCATTTOR
Account Name: Cassels Brock & Blackwell LLP in Trust

Please reference File No.  39321-3

If the funds are coming from an American or international bank, please include the following:

Swift Code:  TDOMCATTTOR
Bank of America, NY, U.S.A.
ABA:  026 009 593
Account Number:  732-7759
Account Name:  Toronto-Dominion Bank

Please reference File No.  39321-3

Legal*2743064.3